Victory Portfolios
Victory RS Partners Fund
Supplement dated May 30, 2025
to the Prospectus and Summary Prospectus dated May 1, 2025 (“Prospectus”)
The following replaces footnote 3 to the Fund Fees and Expenses Table to reflect the correct date to the expense waiver.
3 Victory Capital Management Inc. (the “Adviser”) has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual fund operating expenses (excluding certain items such as interest, taxes, and brokerage commissions) do not exceed 1.33%, 1.69%, 0.89%, and 0.94% of the Fund’s Class A, Class R, Class R6, and Class Y shares, respectively, through at least April 30, 2026. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed for up to three years after the date of the waiver or reimbursement, subject to the lesser of any operating expense limits in effect at the time of (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. This agreement may only be terminated by the Fund’s Board of Trustees.
If you wish to obtain more information, please call the Victory Funds at 800-539-FUND (800-539-3863 or your financial advisor.
PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.